UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          Washington, State D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 11, 2006

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                        STANDARD MICROSYSTEMS CORPORATION
             (Exact name of Company as specified in its charter)

          DELAWARE                       0-7422                 11-2234952
(State or other jurisdiction of     (Commission File       (I.R.S. Employer
 incorporation)                      Number)                Identification No.)

                    80 Arkay Drive, Hauppauge, New York   11788
               (Address of principal executive offices) (Zip Code)

                                 (631) 435-6000
               (Company's telephone number, including area code)

                                       N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 - Entry into a Material Definitive Agreement

On July 11, 2006 the Board of Directors (the "Board") of the Registrant approved the Standard Microsystems Corporation 2006 Directors Stock Appreciation Rights Plan (the "Directors Plan"). The Directors Plan provides for 200,000 stock appreciation rights ("SARS") to be made available for issuance to the Directors of the Registrant. The SARS are intended to function substantially similar to stock options, but shall be cash-settled exclusively. The Directors Plan provides for 42,000 SARS to be granted to non-employee directors at fair market value upon initial election ("Initial SARS"). The Initial SARS vest in equal one third (1/3) annual increments over three years. The Directors Plan also provides for each serving director after their third year of service to receive 3500 SARS at fair market value on each of July 15, October 15, January 15 and April 15 ("Current SARS"). Each grant of Current SARS vests one year after the grant date. The amount and timing of Initial and Current SAR grants under the Directors Plan are consistent with the 2005 Directors Stock Appreciation Rights Plan. Directors will not receive duplicative SAR grants under the Directors Plan and the 2005 Directors Stock Appreciation Rights Plan.

This description is qualified in its entirety by the full text of the Directors Plan, attached hereto as Exhibit 10.1 and incorporated herein by reference.


Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

10.1* - Standard Microsystems Corporation 2006 Directors Stock Appreciation Rights Plan, as adopted on July 11, 2006.

* Indicates a management contract or compensatory plan or arrangement.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        STANDARD MICROSYSTEMS CORPORATION

                                    (Company)



Date:  July 14, 2006                     By:   /s/ Steven J. Bilodeau
                                             -----------------------------------
                                             Steven J. Bilodeau
                                             Chairman of the Board,
                                             Chief Executive Officer & President



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                                  Exhibit Index

Exhibit No.    Description

10.1*          Standard    Microsystems    Corporation   2006   Directors  Stock
               Appreciation Rights Plan, as adopted on July 11, 2006.

* Indicates a management contract or compensatory plan or arrangement.